--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                August 11, 1999


                AmeriCredit Automobile Receivables Trust 1999-C
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                      333-63565                        88-0359494
-----------------------------        ---------------------            ------------------------
(State or Other Jurisdiction              (Commission                    (I.R.S. Employer
of Incorporation)                        File Number)                   Identification No.)
c/o AmeriCredit Financial                                                     76102
Services, Inc.                                                           ----------------
Attention: Chris A. Choate                                                  (Zip Code)
801 Cherry Street, Suite 3900
Fort Worth, TX
------------------------
(Address of Principal
Executive Offices)

       Registrant's telephone number, including area code (817) 302-7000

                 200 Bailey Avenue, Forth Worth, TX 76107-1220
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

     Item 5.  Other Events
              ------------

          In connection with the offering of AmeriCredit Automobile Receivables Trust 1999-C Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7.  Financial Statements, Pro Forma Financial
              Information and Exhibits.
              -----------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMERICREDIT AUTOMOBILE RECEIVABLES
                    TRUST 1999-C

                    By:  AmeriCredit Financial Services, Inc., as Servicer


                         By:/s/ Chris A. Choate
                            -----------------------------------------------
                             Name:  Chris A. Choate
                             Title: Senior Vice President,
                                    Secretary and General Counsel



Dated:  August 12, 1999

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------

99.1 Related Computational Materials (as defined in Item 5 above) distributed by Chase Securities Inc., Credit Suisse First Boston Corporation, Bear, Stearns & Co. and Banc of America Securities LLC